Exhibit 10.1

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (this  “Agreement”) is entered into effective  as of September 30,

2016,  by  and  between  (a)  Jeffrey  Lawrence  and  Vivienne  Lawrence  (“Creditors”)  and  (b)  Arvana  Inc.

(“Arvana”). Collectively, Creditors and Arvana shall be referred to as the “Parties”.

BACKGROUND

WHEREAS,  Arvana  and  Creditors  entered  into  a  loan  agreement  dated  April  7,  2008,  pursuant  to  which

Creditors are entitled to the repayment  of an aggregate amount due of seventy four thousand four hundred and  fifty  U.S.  dollars  ($74,450),  which  amount  includes  accrued  interest  of  twenty  four  thousand  four hundred and fifty U.S. dollars ($24,450) as of September 30, 2016 (the “Debt”).

WHEREAS, Arvana and Creditors desire and agree to provide for the payment of the above-stated

indebtedness  in  accordance  with  terms  and  provisions  different  from,  and  in  substitution  of,  the terms and obligations of the Debt as described above.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby  acknowledged,  and  intending  to  be  legally  bound  hereby,  Creditors  and  Arvana  hereby agree as follows:

AGREED TERMS AND CONDITIONS

1. Settlement of Debt. Arvana will issue to Creditors one hundred and forty eight thousand nine hundred

(148,900)  shares  of its  restricted  common  stock (the  “Settlement  Shares”)  as  provided  herein  valued  for the purposes of this Agreement at fifty U.S. cents ($0.50) per share in full and complete satisfaction of the

Debt.

2. Closing. The Settlement Shares shall be issued to Creditors not later than four (4) business days after the execution of this Agreement and delivered to Creditors not later than ten (10) business days thereafter.

3.  Securities  Act  Exemption.  The  Parties  are  executing  and  delivering  this  Agreement  in  reliance  upon exemptions from securities registration from the rules and regulations as promulgated by the U.S. Securities and  Exchange  Commission  (the  “Commission”)  under  the  Securities  Act  of  1933,  as  amended  (the

“Securities Act”).

4. Investment Representations of Creditors. Creditors represent and warrant that:

a.  Investment Purpose. Creditors are acquiring the Settlement  Shares  for their own account  and not  with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

b.  Accredited  Investor  Status.  Each  of  the  Creditors  is  an  “accredited  investor”  as  that  term  is  defined  in

Rule 501(a) of Regulation D of the Securities Act (an “Accredited Investor”).

c.  Non-United  States  Residency Status.  Neither  of  the Creditors is  a  “U.S.  person”  as that  term  is defined in Rule 902 of Regulation S of the Securities Act, nor is either Creditor acquiring the Settlement Shares for the account or benefit of any U.S. person.

d. Availability of Exemptions in  the Country of Residence. The Creditors certify to Arvana that  Creditors are  utilizing  an  exemption  applicable  to  the  nation  in  which  Creditors  are  resident  to  enter  into  this

Agreement,  as  required  under  national  and  local  securities  laws,  reflected  by  hand-writing  each  of  the

Creditors initials on the following lines: JL   VL.

Exhibit 10.1

e.  Reliance  on  Exemptions.  Creditors  understand  that  the  Settlement  Shares  are  being  offered  and  sold  to them in reliance upon specific exemptions from the registration requirements of U.S. federal securities laws

and   that   Arvana   is   relying   upon   the   truth   and   accuracy   of,   and   Creditors   compliance   with,   the

representations, warranties, agreements, acknowledgments and understandings of Creditors set forth herein in  order  to  determine  the  availability  of  such  exemptions  and  the  eligibility  of  Creditors  to  acquire  the

Settlement Shares.

f.  Transfer  or  Re-sale.  Creditors  understand  that  except  as  provided  herein,  the  sale  or  re-sale  of  the

Settlement  Shares  has  not  been  and  is  not  being  registered  under  the  Securities  Act,  and  the  Settlement

Shares  may  not  be  transferred  unless  the  Settlement  Shares  are  sold  pursuant  to  an  effective  registration statement under the Securities Act or an exemption from registration.

g.  Legends.  Creditors  understand  that  the  Settlement  Shares  will  bear  a  restrictive  legend  in  substantially the  following  form  (and  a  stop-transfer  order  may  be  placed  against  transfer  of  the  certificates  for  such

Settlement Shares):

“The  securities  represented  by  this  certificate  have  not  been  registered  under  the  Securities  Act  of

1933,  as  amended.  The  securities  may  not  be  sold,  transferred  or  assigned  in  the  absence  of  an effective  registration  statement  for  the  securities  under  said  Act,  or  an  opinion  of  counsel,  in  form,

substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

h. Authorization;  Enforcement.  Creditors   (i)  have  the requisite authority to  enter into and to perform this

Agreement, and to consummate the transactions contemplated hereby in accordance with the terms hereof,

(ii) the execution and delivery of this Agreement has been duly executed and delivered by Creditors and no further  consent  or  authorization is required; and (iii) this  Agreement constitutes a legal, valid and binding obligation of Creditors enforceable against Creditors in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by general principles of equity.

i. Residency. Creditors are residents of the United Kingdom.

5.  Representations  and  Warranties  of  Arvana.  Arvana  represents  to  Creditors,  that  (i)  Arvana  has  all requisite corporate power and  authority to  enter into and  perform this Agreement,  and to consummate the transactions  contemplated  hereby and  thereby and,  to issue  the  Settlement  Shares,  in  accordance  with  the terms  hereof;  (ii)  the  execution  and  delivery  of  this  Agreement  and  the  consummation  by  it  of  the transactions  contemplated  hereby  have  been  duly  authorized  by  Arvana’s  Board  of  Directors;  (iii)  this

Agreement has been duly executed and delivered by Arvana through its authorized representative, and such authorized  representative  has  the  authority  to  sign  this  Agreement;  and  (iv)  this  Agreement  constitutes  a legal,  valid  and  binding  obligation  of  Arvana  enforceable  against  Arvana  in  accordance  with  its  terms,

except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws  affecting creditors’ rights generally or by general principles of equity.

6. No Outstanding or Known Future Claims/Causes of Action. Each Party affirms that it has not filed with any governmental agency or court any type of action or report against the other Party, and currently knows of no existing act or omission by the other Party that may constitute a claim or liability excluded from the release in section 10 below.

7. Acknowledgment  of Settlement. The Parties, as described in section 10 below, acknowledge that (i) the consideration set forth in this Agreement, which includes, but is not limited to, the Settlement Shares, is in full settlement of all claims or losses of whatsoever kind or character that they have, or may ever have had,

against the other  Party,  including by reason  of the Debt  and  (ii)  by signing this Agreement,  and accepting the consideration provided herein and the benefits of it, they are giving up forever any right to seek further monetary or other relief from the other Party, for any acts or omissions up to and including the date of this

Agreement as set forth in section 10, including, without limitation, the Debt.

Exhibit 10.1

8. Legal Fees. The Parties acknowledge and agree that they are solely responsible for paying any attorneys’

fees and costs they incurred and that neither Party nor its attorney(s) will seek any award of attorneys’ fees or costs from the other Party, except as provided herein.

9.  Taxes.  Creditors  shall  be  solely  responsible  for,  and  is  legally  bound  to  make  payment  of,  any  taxes determined to be due and owing (including penalties and interest related thereto) by it to any federal, state,

local, or regional taxing authority as a result of the Settlement Shares. Creditors understand that Arvana has not made, and it does not rely upon, any representations regarding the tax treatment of the Settlement Shares paid pursuant to this Agreement. Moreover, Creditors agrees to indemnify and hold Arvana harmless in the event  that  any governmental taxing  authority asserts against Arvana any claim for unpaid taxes,  failure to withhold taxes, penalties, or interest based upon the payment of the Settlement Shares.

10. Mutual Release. The Parties, on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with any of

the   foregoing,   affiliates   and   assigns,   and   its   and   their   past,   present,   and   future   officers,   directors,

shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives,

assigns,  and successors in interest, and all  persons acting by,  through,  under, or in  concert  with them,  and each  of  them,  hereby  release  and  discharge  the  other  Party,  together  with  their  predecessors,  successors,

direct and  indirect parent  companies,  direct  and  indirect subsidiary companies,  companies under  common control with any of  the foregoing,  affiliates and assigns  and its  and their past,  present, and  future officers,

directors,   shareholders,  interest  holders,  members,  partners,  attorneys,   agents,  employees,   managers,

representatives,  assigns  and  successors  in  interest,  and  all  persons  acting  by,  through,  under  or  in  concert with  them,  and  each  of  them,  from  all  known  and  unknown  charges,  complaints,  claims,  grievances,

liabilities,  obligations,  promises,  agreements,  controversies,  damages,  actions,  causes  of  action,  suits,

rights,  demands,  costs,  losses,  debts,  penalties,  fees,  wages,  medical  costs,  pain  and  suffering,  mental anguish,  emotional  distress,  expenses  (including attorneys’  fees  and costs actually incurred), and punitive damages, of any nature  whatsoever,  known  or unknown,  which either  Party has,  or  may have had,  against the  other  Party,  whether  or  not  apparent  or  yet  to  be  discovered,  or  which  may  hereafter  develop,  for  any acts or omissions related to or arising from the Debt.

This  Agreement  resolves  any  claim  for  relief  that  could  have  been  alleged,  no  matter  how  characterized,

including, without limitation,  compensatory damages, damages  for  breach  of contract,  bad faith damages,

reliance  damages,  liquidated  damages,  damages  for  humiliation  and  embarrassment,  punitive  damages,

costs and attorneys fees related to or arising from the Debt.

11. Entire Agreement. The recitals set forth at the beginning of this Agreement are incorporated by reference and made a part of this Agreement. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral,

concerning  the  subject  matter  hereof.  Furthermore,  no  modification  of  this  Agreement  shall  be  binding unless in writing and signed by each of the parties hereto.

12. New or Different  Facts: No Effect. Except as provided herein, this Agreement shall be, and remain, in effect despite any alleged breach of this Agreement or the discovery or existence of any new or additional fact,  or any fact  different  from that  which either Party now knows  or  believes to be true. Notwithstanding the foregoing, nothing in this Agreement shall be construed as, or constitute, a release of any Party’s rights to enforce the terms of this Agreement.

13. Interpretation. Should any provision of this Agreement be declared or be determined by any court to be illegal or  invalid, the validity of  the remaining parts, terms  or provisions shall not be affected thereby and said  illegal  or  invalid  part,  term  or  provision  shall  be  deemed  not  to  be  a  part  of  this  Agreement.  The headings within this Agreement are purely for convenience and are not to be used as an aid in interpretation.

Moreover,  this  Agreement  shall  not  be  construed  against  either  Party  as  the  author  or  drafter  of  the

Agreement.

14. Counterparts.  This Agreement  may be  executed  by the  Parties  in  counterparts,  each  of  which  shall  be deemed an original, but all of which together shall constitute one and the same instrument.

Exhibit 10.1

15. Notices. All notices required or permitted to be given under this Agreement will be in writing and will be  deemed  given  (i)  when  delivered  in  person,  (ii)  seven  (7)  business  days  after  being  deposited  in  the

United States mail, postage prepaid, registered or certified mail addressed as set forth below, (iii) on the 2nd business day after  being  deposited  with  a nationally recognized overnight  courier service addressed as set forth  below  or  (iv)  upon  dispatch  if  sent  by  facsimile  with  telephonic  confirmation  of  receipt  from  the intended recipient to the facsimile number set forth below:

Jeffrey and Vivienne Lawrence

The Cross House

The Cross

Childswickham

Worcestershire

United Kingdom WR1 27HJ

Arvana, Inc.

299 South Main Street, 13th Floor

Salt Lake City

Utah 84111

United States of America

16. Governing Law and Venue. This Agreement  shall be  deemed  to  be a  contract  made  under  the laws  of the  State  of  Utah  and  for  all  purposes  it  and  any related  or  supplemental  documents  and  notices,  shall  be construed  in  accordance  with  and  governed  by  the  laws  of  such  state.  In  respect  of  any  action  or  claim arising out  of or relating to this  Agreement  (x) the parties  hereby irrevocably submit  to  the jurisdiction of the  United  States  District  Court  for  the  District  of  Utah  (Salt  Lake  City)  and/or  in  the  Utah  state  courts located  within  Salt  Lake  County,  Utah,  over  any  action  or  proceeding  arising  out  of  or  related  to  this

Agreement  and  the  documents  related  hereto  or  executed  in  connection  herewith,  (y)  the  Parties  hereby irrevocably agree that all claims in respect of such actions or proceedings may be heard and determined in the courts referenced in the foregoing clause (x), and (z) the Parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding in Utah.

17.  Reliance  on  Own  Counsel.  In  entering  into  this  Agreement,  the  Parties  acknowledge  that  they  have relied upon the legal advice of their respective attorneys, who are the attorneys of their own choosing, that such terms are fully understood and voluntarily accepted by them, and that, other than the consideration set forth  herein,  no  promises  or  representations  of  any  kind  have  been  made  to  them  by  the  other  Party.  The

Parties represent and acknowledge that in executing this Agreement they did not rely, and have not relied,

upon  any  representation  or  statement,  whether  oral  or  written,  made  by  the  other  Party  or  by  that  other

Party’s  agents,  representatives  or  attorneys  with  regard  to  the  subject  matter,  basis  or  effect  of  this

Agreement or otherwise.

READ THE FOREGOING DOCUMENT CAREFULLY. IT INCLUDES A RELEASE OF

KNOWN AND UNKNOWN CLAIMS.

IN  WITNESS WHEREOF,  and  intending to be legally bound, each of the Parties  hereto has  caused this

Agreement to be executed as of the date(s) set forth below.

Arvana, Inc.

Creditors

/s/ Ruairidh Campbell

/s/ Jeffrey Lawrence

By: Ruairidh Campbell

Jeffrey Lawrence

Its: Chief Executive Officer

Dated: October 25, 2016

/s/ Vivienne Lawrence

Vivienne Lawrence

Dated: October 20, 2016

4